                                              [RiverSource Investments logo]


                      PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

                                           DATED SEPT. 1, 2006*
FUND NAME                                   PROSPECTUS DATE AND FORM #          SAI DATE AND FORM #
--------------------------------------------------------------------------------------------------------
RiverSource(SM) Precious Metals Fund        (May 30, 2006) S-6142-99 AC         (Aug. 29, 2006) S-6500-L

The following change will be effective on Nov. 1, 2006:

On the effective date, the FUND NAME will be changed as follows:

OLD NAME                             NEW NAME

RiverSource Precious Metals Fund     RiverSource Precious Metals and Mining Fund

FOR THE PROSPECTUS ONLY:
------------------------
On the effective date, the Principal Investment Strategies section will be revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified mutual fund that, under normal market conditions, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies in precious metals industries or in mining industries (including precious metals, non-precious metals and special minerals). Companies in precious metals industries include those engaged in exploration, mining, processing or distribution of gold and other precious metals and related minerals. Companies in mining industries include those engaged in the mining, or procurement, of not only precious metals, but also non-precious metals and minerals. Non-precious metals and minerals include things such as: nickel, copper, zinc, energy, coal, metallurgical coal, natural gas, salt, or other common metals or minerals. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

Under normal market conditions, at least 65% of the Fund's net assets will be invested in precious metals related industries, which may include up to 10% in gold, silver, or other precious metals, strategic metals or other metals occurring naturally within such metals and at least 50% of the Fund's net assets will be invested in foreign securities.

In pursuit of the Fund's objective, the Fund's investment manager
(RiverSource Investments, LLC) chooses investments by:

o Identifying companies in the precious metals industry or in the mining industry, with:

  o  exploration potential;

  o  effective management;

  o  financial strength; and

  o  price, cost, and reserve advantages over others in the industry.

o Seeking to anticipate market trends.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

  o  The security has reached the investment manager's price objective.

  o The company has met the investment manager's earnings and/or growth expectations.

  o Political, economic, or other events could affect the company's performance.

  o The investment manager wishes to minimize potential losses (i.e., in a market down-turn).

  o  The investment manager wishes to lock in profits.

  o  The investment manager identifies a more attractive opportunity

The rest of this section remains unchanged.

-------------------------------------------------------------------------------
S-6142-1 A (9/06)
*Valid until next prospectus update.